Trade and Other Receivables	12 Months Ended
Mar. 31, 2024
Trade and other receivables [abstract]
Trade and Other Receivables	Trade and Other Receivables

	JPY (millions) As of March 31
	2023	2024
Trade receivables	¥674,691	¥718,675
Other receivables	73,999	55,964
Impairment loss allowance	(7,356)	(8,376)
Chargebacks and other allowances	(91,904)	(97,860)
Total	¥649,429	¥668,403
Takeda utilizes programs to sell certain trade and other receivables to a select group of banks on a non-recourse basis. Under these programs, trade and other receivables sold are derecognized when the risks and rewards of ownership have been transferred. These trade and other receivables relate to specific customers determined in advance and are eligible for sale, but which of them will be sold will be determined by both parties on a monthly basis. Therefore, these trade and other receivables are held for both collecting cash from customers as well as selling to banks.
Trade and other receivables due from customers that Takeda has the option to factor are classified as investments in debt instruments measured at FVTOCI since they are held to collect and sell. As of March 31, 2023 and 2024, trade and other receivables measured at FVTOCI were JPY 71,080 million and JPY 83,734 million, respectively.